SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010
ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center		46285
Indianapolis, Indiana		(Zip Code)
(Address of Principal
Executive Offices)
Registrant’s telephone number, including area code: (317) 276-2000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
We held our annual meeting of shareholders on April 19, 2010. The following is a summary of the matters voted on at the meeting:
a)	The five nominees for director were elected to serve three-year terms ending in 2013, as follows:

				Broker
Nominee	For	Against	Abstain	Nonvote
Ralph Alvarez	885,293,645	19,115,475	4,029,800	105,274,088
Sir Winfried Bischoff	835,970,268	67,380,410	5,088,242	105,274,088
R. David Hoover	733,691,036	169,777,368	4,970,516	105,274,088
Franklyn G. Prendergast, M.D., Ph.D.	878,610,585	24,963,315	4,865,020	105,274,088
Kathi P. Seifert	876,710,216	27,099,972	4,628,732	105,274,088
b)	The appointment of Ernst & Young LLP as our principal independent auditor was ratified by the following shareholder vote:

For: 994,225,383

Against: 16,902,610

Abstain: 2,585,015

c)	By the following vote, the shareholders did not approve the proposal (proposal required the vote of 80 percent of outstanding shares) to amend the company’s articles of incorporation to provide for annual election of directors:

For: 861,550,462

Against: 147,655,301

Abstain: 4,507,245

d)	By the following vote, the shareholders did not approve the proposal (proposal required the vote of 80 percent of outstanding shares) to amend the company’s articles of incorporation to eliminate all supermajority voting requirements:

2

For: 853,796,736

Against: 152,803,662

Abstain: 7,112,610

e)	By the following vote, the shareholders did not approve a shareholder proposal regarding amending the bylaws to allow holders of 10 percent of the outstanding share of stock to call special meetings of shareholders:

For: 344,351,489

Against: 551,720,636

Abstain: 12,366,795

Broker Nonvote: 105,274,088

f)	By the following vote, the shareholders did not approve a shareholder proposal regarding adopting a policy of prohibiting CEOs from serving on the compensation committee of the board:

For: 68,028,919

Against: 824,966,566

Abstain: 15,443,435

Broker Nonvote: 105,274,088

g)	By the following vote, the shareholders did not approve a shareholder proposal regarding adopting a policy of asking shareholders to ratify the compensation of named executive officers at the annual meeting of shareholders:

For: 247,936,459

Against: 645,664,832

Abstain: 14,837,629

Broker Nonvote: 105,274,088

h)	By the following vote, the shareholders did not approve a shareholder proposal requesting that the compensation committee of the board of directors establish a policy requiring senior executives to retain equity awards until two years after leaving the company:

For: 144,314,348

Against: 750,720,825

Abstain: 13,403,747

Broker Nonvote: 105,274,088

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)

By:	/s/ James B. Lootens
Name:	James B. Lootens
Title:	Corporate Secretary

Dated: April 19, 2010

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